United States
Securities & Exchange Commission
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Soliciting Material Pursuant to §240.14a-12.

Eagle Financial Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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August 8, 2018
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Eagle Financial Bancorp, Inc. The meeting will be held at the Western Hills Country Club, located at 5780 Cleves Warsaw Pike, Cincinnati, Ohio, 45233, at 3:00 p.m., local time, on Tuesday, September 18, 2018.
The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company, as well as a representative of the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.
It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.
We look forward to seeing you at the meeting.
Sincerely,
Gary J. Koester
President and Chief Executive Officer

Eagle Financial Bancorp, Inc.
6415 Bridgetown Road
Cincinnati, Ohio 45248
(513) 574-0700

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	3:00 p.m. on Tuesday, September 18, 2018.
PLACE	The Western Hills Country Club, located at 5780 Cleves Warsaw Pike, Cincinnati, Ohio 45233.
ITEMS OF BUSINESS
(1)
To elect two directors to serve for a term of three years.

(2)
To approve the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan.

(3)
To ratify the selection of BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

(4)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a shareholder at the close of business on July 2, 2018.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions, including how to vote by phone or internet, are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.
By Order of the Board of Directors
Patricia L. Walter
Corporate Secretary
August 8, 2018
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on September 18, 2018: The Proxy Statement, Notice and 2017 Annual Report are Available at: http://www.cstproxy.com/eaglesavings/2018.

Eagle Financial Bancorp, Inc.

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Eagle Financial Bancorp, Inc. (the “Company” or “Eagle Financial”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for Eagle Savings Bank (the “Bank”). The annual meeting will be held at the Western Hills Country Club, Cincinnati, Ohio 45233 on Tuesday, September 18, 2018 at 3:00 p.m. local time. This proxy statement and the enclosed proxy card are being mailed to shareholders of record on or about August 8, 2018.
Voting and Proxy Procedure
Who Can Vote at the Meeting
You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on July 2, 2018. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker or other holder of record that accompanies this proxy statement.
As of the close of business on July 2, 2018, there were 1,612,808 shares of Company common stock outstanding. Each share of common stock has one vote. The Company’s articles of incorporation provide that record owners of Company common stock beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding common stock (a “10% beneficial owner”), shall not be entitled to vote, in the aggregate, shares beneficially owned by the 10% beneficial owner in excess of 10% of the Company’s outstanding common stock, unless a majority of unaffiliated directors (as defined in the articles of incorporation) grant such entitlement by resolution in advance of the acquisition of the excess shares.
Attending the Meeting
If you were a shareholder as of the close of business on July 2, 2018, you may attend the meeting. However, if your shares of Company common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent account statement or letter from your broker or other holder of record are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from your broker or other holder of record.
Quorum and Vote Required for Proposals
Quorum.   A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business.
Votes Required for Proposals.   At this year’s annual meeting, shareholders will elect two directors to serve for a term of three years and until their successors are elected and qualified. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to a specific nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
In voting on the approval of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”), a stockholder may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required for the approval of this matter.

In voting on the ratification of the appointment of BKD, LLP (“BKD”) as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of BKD as our independent registered public accounting firm for the fiscal year ending December 31, 2018, the affirmative vote of a majority of the votes cast on the proposal is required.
Broker Non-Votes.   If you do not provide your broker or other record holder with voting instructions on certain non-routine matters, your broker will not have discretion to vote your shares on such matters. The election of directors and the approval of the Equity Incentive Plan are non-routine matters. In the case of routine matters (e.g., the ratification of the appointment of the Company’s independent registered public accounting firm), your broker or other holder of record is permitted to vote your shares in the record holder’s discretion if you have not provided voting instructions. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on such matters.
How Votes Are Counted.   If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.
In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting votes on the approval of the Equity Incentive Plan, we will not count abstentions or broker non-votes as votes cast on the proposal. Therefore, abstentions and broker non-votes will have no impact on the outcome of this proposal.
In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have no effect on the outcome of the vote.
Voting by Proxy
The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.
The Board of Directors recommends that you vote:
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for each of the nominees for director;

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for the approval of the Equity Incentive Plan; and

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for ratification of the appointment of BKD as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned for less than 30 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Eagle Savings Bank ESOP or 401(k) Plan
If you participate in the Eagle Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form for the plan that reflects all shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Eagle Financial common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Eagle Savings Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), a participant is entitled to vote the shares credited to his or her 401(k) Plan account. Shares for which no voting instructions are given or for which instructions were not timely received may be voted by the 401(k) Plan trustee as directed in the sole discretion of the Plan Administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. The deadline for returning your ESOP and 401(k) Plan voting instructions is September 11, 2018.

Corporate Governance and Board Matters
General
The Company periodically reviews its corporate governance policies and procedures to ensure that the Company reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts what the Board believes are best corporate governance policies and practices for the Company.
Code of Ethics and Business Conduct
The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the “Investor Relations — Corporate Governance — Charters and Code of Ethics” section of the Company’s website, www.eaglesavings.com.
As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures for receiving, retaining and addressing complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.
The Company has also adopted an additional Code of Ethics that is applicable to our senior officers. This Code of Ethics is also available at our website at www.eaglesavings.com. Amendments to and waivers from the Code of Ethics for senior officers will also be disclosed on our website.
Director Independence
Eagle Financial currently has six directors. The Board of Directors has determined that each of the directors, with the exception of President and Chief Executive Officer Gary Koester, is “independent” as defined in NASDAQ Stock Market Rules (the “NASDAQ rules”). Mr. Koester is not independent because he is an executive officer.
In determining the independence of the directors listed above, the Board of Directors reviewed accounts that directors and their affiliates had with the Bank, none of which are required to be reported in this proxy statement under the heading “Transactions With Related Persons.”
Meetings of the Board of Directors
The Company conducts business through meetings of its Board of Directors and through activities of its committees. During the fiscal year ended December 31, 2017, the Board of Directors held 16 meetings. No director attended fewer than 75% percent of the total meetings of the Company’s Board of Directors and the board committees on which such director served.
Board Leadership Structure
At the Company, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. Chairman James Braun provides guidance to our Chief Executive Officer, Gary Koester, and is active in setting the agenda for Board meetings and presides over meetings of the full Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. We believe that this separation of roles enhances the Chairman’s leadership of the Board, which in turn oversees management, and enhances the Chief Executive Officer’s focus on managing Company operations. The Board is also involved in the strategic planning of the Company through formal discussions and approval of the Company’s strategic plan, which is updated annually.
Board’s Role in Risk Oversight
The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all Board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank, which currently consists of the same individuals who serve on the Board of Directors of the Company. Risk categories include credit, interest rate, liquidity, price, operational, information technology, compliance, capital, earnings, strategic, accounting and reputation risks. The Compliance Officer coordinates and oversees the risk and compliance programs with management. The Audit Committee coordinates and oversees the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them. Management reports action plans for any risk categories outside of acceptable tolerances.
Committees of the Board of Directors
The following table identifies our standing Board committees and their members as of July 2, 2018. All members of each committee are independent as defined by NASDAQ rules. Each committee operates under a written charter or charters available in the “Investor Relations — Corporate Governance — Charters and Codes” section of the Company’s website, www.eaglesavings.com.
	Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee
James W. Braun	X	X**
Guy W. Cagney	X	X
Steven J. Dulle	X	X	X
Adam B. Goetzman	X**	X	X
Steven C. Kehoe	X	X	X**
Meetings in 2017:	1	1	4

**
Denotes Chairperson.

Audit Committee.   The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors of Eagle Financial has designated director Steven Kehoe as an “audit committee financial expert,” as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”). The report of the Audit Committee required by the rules of the SEC is included in this proxy statement under the heading “Audit Committee Report.”

Compensation Committee.   The Compensation Committee is responsible for the annual evaluation of the Chief Executive Officer as well as recommending to the full Board the compensation of the Chief Executive Officer and other executive officers and directors, and administering the overall compensation policy of the Company. The Compensation Committee’s duties include:
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establishing, reviewing, modifying and approving the executive compensation philosophy of the Company;

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reviewing at least annually the performance of the Chief Executive Officer and reviewing all compensation components for the Chief Executive Officer and other executive officers, including base salary, annual incentive, long-term incentives and perquisites;

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administering and having discretionary authority over the Company’s incentive compensation plans and programs;

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regularly evaluating the relationship between the Company’s overall compensation policies and practices and risk; and

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reviewing the Company’s employee benefits plans and other personnel, compensation, and related policies.

These duties and responsibilities are set forth in a written Charter reviewed by the Compensation Committee and approved by the Board of Directors annually.
The Compensation Committee considers the relationship between the Company’s compensation policies and practices for all employees and risk, including whether such policies and practices encourage imprudent risk taking and/or would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee annually reviews the risk profile of our executive and broad-based compensation programs to determine if any practices might encourage excessive risk taking on the part of senior executives.
The Compensation Committee makes decisions about the Chief Executive Officer and executive officer compensation as part of the annual review of the performance of the Chief Executive Officer and the other executive officers. The Compensation Committee considers the Chief Executive Officer’s perspective on each executive officer’s individual performance (other than the Chief Executive Officer’s performance) and the performance of the Company. The Chief Executive Officer is not in the executive sessions or any meetings where his compensation and/or performance are being discussed. In addition, the Compensation Committee may delegate to management certain of its duties and responsibilities, including with respect to the adoption, amendment, modification or termination of the Company’s tax-qualified retirement plans and health and welfare plans.
Nominating and Corporate Governance Committee.   The Company’s Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of shareholders, including considering recommendations for nominees submitted by shareholders. The procedures of the Nominating and Corporate Governance Committee, which are required to be disclosed by the rules of the SEC, are included in this proxy statement under the heading “Nominating and Corporate Governance Committee Procedures.”
The Nominating and Corporate Governance Committee also develops and recommends corporate governance guidelines to the Board for its approval, makes recommendations to the Board regarding the size and composition of the Board and develops and recommends to the Board criteria for the selection of individuals to be considered for election or re-election to the Board. The Nominating and Corporate Governance Committee reviews the Board’s committee structure and recommends to the Board, for its approval, directors to serve as members of each committee. In addition, the Nominating and Corporate Governance Committee develops and recommends to the Board for its approval an annual self-evaluation process of the Board and its committees.

Director Attendance at the Annual Meeting
The Board of Directors encourages each director to attend annual meetings of shareholders. All of our then-current directors attended the 2017 annual meeting of shareholders.
Nominating and Corporate Governance Committee Procedures
General
It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Shareholders
To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chair of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company located at Attention: Corporate Secretary, 6415 Bridgetown Road, Cincinnati, Ohio 45248.
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A statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

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The name and address of the shareholder as they appear on the Company’s books, and the number of shares of the Company’s common stock that are owned beneficially by the shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

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The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership, if any, should be provided);

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A statement of the candidate’s business and educational experience;

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Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

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A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

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Detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

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A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 150 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees
The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:
Identification.   For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee first develops an analysis of board skill needs. The Committee then identifies possible candidates meeting the requirements and relies on personal contacts of the committee members and other members of the Board of Directors as well as knowledge of the members of the communities served by the Bank who fit the criteria. Candidates are vetted and brought in for formal interviews with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes recommendations to the Board for additional interviews and vetting. After the candidate is fully vetted by the Committee and the Board of Directors, the Board of Directors vote on whether to nominate the candidate for election as a director. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.
Evaluation.   In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a background check of the individual and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.
Qualifications
The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has adopted, a set of criteria for the Nominating and Corporate Governance Committee to consider when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents. If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the potential nominee based on the following criteria:
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Contribution to Board — The Company endeavors to maintain a Board that possesses a wide range of abilities. To that end, the Nominating and Corporate Governance Committee will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board.

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Experience — The Company is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of the Company’s business, the Nominating and Corporate Governance Committee will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies, and ability to read and understand fundamental financial statements.

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Familiarity with and Participation in Local Community — The Company is a community-orientated organization that serves the needs of local consumers and local businesses. Consistent with the local character of the Company’s business, the Nominating and Corporate Governance Committee will consider a candidate’s familiarity with the Company’s market area (or a portion thereof) and participation in local business, civic, charitable or religious organizations, as well as the candidate’s ties to local businesses.

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Integrity — Due to the nature of the financial services provided by the Company and its subsidiaries, the Company is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board is of utmost importance to developing and maintaining customer relationships. In order to uphold that trust, the Nominating and Corporate Governance Committee will consider a candidate’s personal and professional integrity, honesty and reputation.

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Stockholder Interests and Dedication — A basic fiduciary duty of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In order to discharge this obligation, the Nominating and Corporate Governance Committee will consider a candidate’s ability to represent the best interests of the Company and its stockholders, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend Board and committee meetings.

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Independence — A majority of the Board and all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. In meeting this requirement, the Nominating and Corporate Governance Committee will consider the absence or presence of material relationships between a candidate and the Company (including those set forth in the NASDAQ rules) that might impact objectivity and independence of thought and judgment. In addition, the Committee will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. SEC regulations).

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Additional Factors — The Nominating and Corporate Governance Committee may also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board reflect the diversity of the Company’s stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board, the number of independent directors, and the need for audit committee expertise.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; results of their annual board evaluation; length of board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Submission of Business Proposals and Shareholder Nominations
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals that are intended to be included in the proxy statement for the Company’s next annual meeting will be subject to other requirements of the proxy rules adopted by the SEC.
In addition, the Company’s bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

Proposal 1 — Election of Directors
Eagle Financial Bancorp, Inc. and Eagle Savings Bank each have six directors. Directors serve three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. Directors of Eagle Savings Bank will be elected by Eagle Financial Bancorp, Inc. as its sole stockholder. The table below sets forth certain information regarding the composition of the Board of Directors and management as well as stock ownership of directors and executive officers as of July 2, 2018. Except as indicated herein, there are no arrangements or understandings between any director and any other person pursuant to which the director was elected. Ages are as of December 31, 2017. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages are based on 1,612,808 shares of Company common stock issued and outstanding as of July 2, 2018.
Name(1)	Age as of 12/31/17	Positions Held in Eagle Financial Bancorp, Inc.	Directors Since(2)	Term to Expire	Shares of Common Stock Beneficially Owned on the Record Date(3)	Percent of Class
Directors
Gary J. Koester	64	President, Chief Executive Officer and Director	1982	2019	40,000(4)	2.48%
James W. Braun	70	Chairman of the Board	1995	2018	10,000(5)	0.62%
Guy W. Cagney	65	Director	2002	2020	35,000(6)	2.17%
Steven J. Dulle	60	Director	1996	2020	30,000(7)	1.86%
Adam B. Goetzman	58	Director	2008	2018	18,000	1.12%
Steven C. Kehoe	62	Director	2008	2019	20,000(8)	1.24%
Named Executive Officers Who Are Not Directors
Patricia L. Walter	42	Executive Vice President			30,000(9)	1.86%
Kevin R. Schramm	52	Vice President, Chief Financial Officer and Treasurer			20,000(10)	1.24%
All directors and executive officers as a group (9 persons)					208,000	12.90%

(1)
The mailing address for each person listed is 6415 Bridgetown Road, Cincinnati, Ohio 45248.

(2)
Includes initial appointment to the Board of Directors of our mutual predecessor.

(3)
Shares of common stock are held directly unless indicated otherwise.

(4)
Includes 5,700 shares of common stock held in Mr. Koester’s individual retirement account, 20,000 shares held by Mr. Koester’s spouse and 14,300 shares held in Mr. Koester’s 401(k) plan account.

(5)
Includes 10,000 shares of common stock held in Mr. Braun’s individual retirement account.

(6)
Includes 20,000 shares of common stock held in Mr. Cagney’s individual retirement account, 10,700 shares held by Mr. Cagney’s spouse and 10,700 shares held by Mr. Cagney’s spouse’s individual retirement account.

(7)
Includes 15,000 shares of common stock held in Mr. Dulle’s individual retirement account and 15,000 shares held by Mr. Dulle’s spouse’s individual retirement account.

(8)
Includes 16,000 shares of common stock held in Mr. Kehoe’s individual retirement account.

(9)
Includes 16,000 shares of common stock held in Ms. Walter’s individual retirement account, 12,650 shares held by Ms. Walter’s spouse’s individual retirement account and 1,350 shares held by Ms. Walter’s three children.

(10)
Includes 10,000 shares of common stock held in Mr. Schramm’s individual retirement account and 10,000 shares held in Mr. Schramm’s 401(k) plan account.

Nominees for Election as Directors
The nominees for election as directors at the 2018 annual meeting of shareholders are James W. Braun and Adam B. Goetzman, each of whom is a current director of the Company and the Bank.
It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above unless other instructions are provided. If any nominee is unable to serve, the proxy committee will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF BOTH NOMINEES.
The Business Background of Nominees and Continuing Directors and Executive Officers
The business experience for the past five years of each of our directors is set forth below. The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Unless otherwise indicated, directors have held their positions for the past five years.
Nominees
James W. Braun is retired since 2012, and the former Vice President of Technology for MAG IAS, LLC, an international capital equipment manufacturer. Mr. Braun has over 40 years of industry experience, including 25 years at Milacron, where he held various senior management positions in product development and international business management. Mr. Braun provides the Board with extensive local business experience, strategic planning and valuable insight into managing and overseeing a business. Mr. Braun has served as a director of Eagle Savings Bank since 1995 and has been the Chairman of the Board since 2007.
Adam B. Goetzman is the Development Director and Zoning Administrator of Northeast Green Township Zoning District. Mr. Goetzman is responsible for zoning, code enforcement and development review services with county and/or state agencies. He performs comprehensive land use planning and promotes business development and retention. Mr. Goetzman brings the Board extensive knowledge of the building industry and business in the Bank’s market. Mr. Goetzman has served as a director of Eagle Savings Bank since 2008.
Directors Continuing in Office
The following directors have terms ending in 2019:
Steven C. Kehoe is a founding member of Kehoe Financial Services, LLC, a regional office of Kestra and a Registered Investment Advisor in Cincinnati, Ohio since 1982. Mr. Kehoe’s practice is an independent fee-based financial planning practice primarily focusing on small business planning, investments, retirement planning and estate planning. Mr. Kehoe is also a Registered Representative with Kestra and a licensed agent with many leading insurance companies. Mr. Kehoe has served as a director of Eagle Savings Bank since 2008. Mr. Kehoe brings the Board extensive financial experience and will serve as the Board’s audit committee financial expert.

Gary J. Koester is our President and Chief Executive Officer and has served in those capacities with Eagle Savings Bank since 1996 and has served as a director of Eagle Savings Bank since 1982. Mr. Koester began his career at Eagle Savings Bank in 1977 and has held various other positions during his time with the Bank. His experience at Eagle Savings Bank includes all facets of the Bank including lending, operations, and information technology.
The following directors have terms ending in 2020:
Guy W. Cagney is a local real estate agent with Coldwell Banker West Shell since 2012. Mr. Cagney is a licensed Real Estate Agent in Ohio, Indiana and Florida. He has built a 40 year successful real estate career and reputation mostly in residential real estate sales. He is a member of the Western Hills Lions Club, Elder High School Alumni Board and Cincinnati Area Board of Realtors Grievance Advisory Committee. Mr. Cagney offers the Board experience in marketing, community involvement and the real estate market in the Bank’s lending areas. Mr. Cagney has served as a director of Eagle Savings Bank since 2002.
Steven J. Dulle is the founder and President of Dulle and Company, a Cincinnati based advertising and marketing firm, which he started in 1982. His experience includes a wide variety of clients in the technology, service, manufacturing, home building, health care, financial services and consumer products industries. Mr. Dulle offers the Board his experience in developing marketing strategies and branding campaigns for local, national and international clients. Mr. Dulle has served as a director of Eagle Savings Bank since 1996.
Executive Officers Who Are Not Directors
Patricia L. Walter is our Executive Vice President and was hired on July 6, 2016. For 11 years prior to joining the Bank, Ms. Walter served as the Controller and then the Senior Vice President of Finance for the former Cheviot Savings Bank. Ms. Walter began her career in 1997 working for six years with Grant Thornton LLP as an auditor, and then for two years with Comair, Inc., a former subsidiary of Delta Air Lines, as the Manager of Corporate Accounting.
Kevin R. Schramm is our Vice President, Chief Financial Officer and Treasurer. Mr. Schramm has served as Chief Financial Officer and Treasurer with Eagle Savings Bank since September 2006, and was named Vice President in 2017. Mr. Schramm began his career in 1986 with Cinco Federal Credit Union where he spent 17 years in various positions, including Operations Manager and Controller. Mr. Schramm’s experience also includes service as the Chief Financial Officer of the former Cottage Savings Bank.
W. Raymond McCleese is our Vice President of Commercial Lending since being hired in May 2016. Prior to joining Eagle Savings Bank, he served two years as a Vice President of Commercial Lending for First Financial Bank, and for over four years as a Vice President and a part of senior management with the former Merchants Bank and Trust, heading up the Commercial and Industrial division. He has also served as a Federal SBSE Agent for the Internal Revenue Service, Chief Financial Officer of a mid-sized interior design firm, and as a staff accountant for a well-established local CPA firm.

Executive Compensation
Summary Compensation Table.   The following table sets forth certain information as to the total remuneration paid by Eagle Savings Bank to Gary Koester, President and Chief Executive Officer, Patricia L. Walter, Executive Vice President, and Kevin Schramm, Vice President, Chief Financial Officer and Treasurer, for the years indicated. The individuals listed in the table below are referred to as “named executive officers.”
Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	All other Compensation(1) ($)	Total ($)
Gary J. Koester President and Chief Executive Officer	2017	162,898	49,005	33,936	245,839
	2016	157,804	31,861	25,524	215,189
Patricia L. Walter Executive Vice President	2017	122,989	37,636	3,816	164,441
Kevin R. Schramm Vice President, Chief Financial Officer & Treasurer	2017	104,948	31,231	5,708	141,887
	2016	95,778	19,376	4,441	119,595

(1)
A break-down of the various elements of compensation in this column for 2017 is set forth in the following table:

All Other Compensation
Name	Board and Other Fees ($)	Employer Contributions to 401(k) Plan ($)	Total All Other Compensation ($)
Gary J. Koester	24,000	9,936	33,936
Patricia L. Walter	—	3,816	3,816
Kevin R. Schramm	—	5,708	5,708
Benefit Plans and Agreements
Employment Agreements.   Eagle Financial Bancorp, Inc. and Eagle Savings Bank have entered into employment agreements with Gary J. Koester, our President and Chief Executive Officer, Patricia L. Walter, our Executive Vice President and Kevin R. Schramm, our Vice President, Chief Financial Officer and Treasurer. Our continued success depends to a significant degree on the skills and competence of Mr. Koester, Ms. Walter and Mr. Schramm, and the employment agreements are intended to ensure that we maintain a stable management base following the conversion and offering.
Each employment agreement has substantially similar terms, except for the term of the agreements. Mr. Koester’s agreement has an initial three-year term and, commencing on January 1, 2018, and on each subsequent January 1st thereafter the agreement will be renewed for an additional year so that the remaining term will always be three years from the applicable January 1st renewal date, unless a notice is provided to Mr. Koester that the agreement will not renew. Ms. Walter’s and Mr. Schramm’s agreements have an initial two-year term with the same renewal provisions as provided in Mr. Koester’s agreement. The current base salary for Mr. Koester is $183,668, Ms. Walter’s current base salary is $127,308 and the current base salary for Mr. Schramm is $106,761. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs, if any, and other fringe benefit plans, if any, applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) for Mr. Koester’s agreement only, a failure to appoint him to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (c) relocation of the executive’s office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of Eagle Savings Bank, or (e) a material breach of the employment agreement by Eagle Savings Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under Eagle Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage until the earlier of: (i) the executive’s employment by another employer whereby the executive receives substantially similar insurance coverage or (ii) for the remaining unexpired term of the employment agreement. If such coverage is not permitted by applicable law or if providing such benefits would subject Eagle Savings Bank to penalties, the executive will receive a cash lump sum payment equal to the value of such benefits.
In the event of a change in control of Eagle Savings Bank or Eagle Financial Bancorp, Inc. followed by executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above, within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times (two times for Ms. Walter and Mr. Schramm) the sum of  (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three completed fiscal years (two completed fiscal years for Ms. Walter and Mr. Schramm) prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably be expected to have been made on the executive’s behalf under Eagle Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional 36 months (24 months for Ms. Walter and Mr. Schramm) after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage until the earlier of: (i) the executive’s employment by another employer whereby the executive receives substantially similar insurance coverage or (ii) for 36 months (24 months for Ms. Walter and Mr. Schramm). If such coverage is not permitted by applicable law or if providing such benefits would subject Eagle Savings Bank to penalties, the executive will receive a cash lump sum payment equal to the value of such benefits. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
Under the employment agreement, if the executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive will receive benefits under any short-term or long-term disability plans maintained by Eagle Savings Bank, plus, if amount paid under such disability programs are less than the executive’s base salary, Eagle Savings Bank will pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. Eagle Savings Bank will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of  (i) the date the executive returns to full-time employment with Eagle Savings Bank, (ii) the executive’s full-time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) death.

Upon termination of the executive’s employment, the executive will be subject to certain restrictions on his ability to compete for six months, or to solicit business or employees of Eagle Savings Bank and Eagle Financial Bancorp, Inc. for a period of one year following termination of employment. The non-competition provision does not apply if a termination of employment occurs following a change in control.
Supplemental Executive Retirement Plan.   Eagle Savings Bank adopted a Supplemental Executive Retirement Plan effective as of January 1, 2010 (the “SERP”). Mr. Koester and Mr. Schramm are participants in the Plan and each executive entered into a participation agreement evidencing his or her participation in the plan. Under the Plan, which is a nonqualified deferred compensation plan subject to Section 409A of the Internal Revenue Code, the executive is entitled to receive a benefit equal to 45% of the executive’s final average salary (as defined in the SERP) payable for 15 years following a termination of employment on or after age 66, with the benefit paid in monthly installments. The annual benefit is subject to a ten-year vesting schedule, with zero percent vesting in the first five years, 20% vesting after six years, and 20% thereafter for each additional year of service. Mr. Koester is one hundred percent vested in the benefit. If the executive terminates employment prior to age 66 (other than due to disability or following a change in control), the executive will be entitled to receive a lump sum payment equal to his vested accrued benefit liability (as defined in the SERP) within 90 days following the date of termination. The agreement also provides a benefit in the event of the executive’s disability or upon the occurrence of a change in control.
401(k) Plan.   Eagle Savings Bank maintains the Eagle Savings Bank 401(k) Profit Sharing Plan and Trust, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”) effective as of January 1, 1993. Our executive officers are eligible to participate in the 401(k) Plan just like any other employee. An employee must attain age 21 and complete one year of service to be eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2017, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan for a total of  $24,000. In addition to salary deferral contributions, Eagle Savings Bank may make discretionary matching and profit sharing contributions. A participant is always 100% vested in his or her salary deferral contributions and a participant will become vested in employer matching contributions at a rate of 20% per year, beginning with two years of vesting service, and the participant will become 100% vested over a six-year period. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of a participant’s termination of employment with Eagle Financial Bancorp, Inc.
Employee Stock Ownership Plan.   Eagle Financial Bancorp, Inc. adopted an employee stock ownership plan for eligible employees. Eagle Financial Bancorp, Inc.’s named executive officers are eligible to participate in the employee stock ownership plan just like any other employee. Eligible employees who have attained age 21 and were employed by us as of January 1, 2017 will begin participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.
The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 129,024 shares of Eagle Financial Bancorp, Inc. common stock in the conversion. The employee stock ownership plan funded its stock purchase with a loan from Eagle Financial Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Eagle Financial Bancorp, Inc.’s contributions to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20-year term of the loan. The interest rate for the employee stock ownership plan loan is expected to be a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. See “Pro Forma Data.”
The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year, beginning with two years of vesting service, and the participant will become 100% vested over a six-year period. Participants who were employed by Eagle Financial Bancorp, Inc. immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.
Under applicable accounting requirements, Eagle Financial Bancorp, Inc. will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Eagle Financial Bancorp, Inc.’s earnings.
Director Compensation
The following table sets forth for the year ended December 31, 2017 certain information as to the total remuneration we paid to our directors other than Gary J. Koester. Information with respect to director fees paid to Mr. Koester is included above in “Executive Officer Compensation — Summary Compensation Table.”
Name	Fees earned or paid in cash ($)	All Other Compensation ($)	Total ($)
Steven J. Dulle	24,000	—	24,000
James W. Braun	34,000	—	34,000
Guy W. Cagney	24,000	—	24,000
Steven C. Kehoe	24,000	—	24,000
Adam B. Goetzman	24,000	—	24,000
Director Fees
Directors earn an annual fee and no additional fees, such as meeting or committee fees, are paid. For the year ended December 31, 2017, each director was paid an annual fee of  $24,000. The Chairman of the Board, Mr. Braun, receives an additional $10,000 annual fee.
Director Plan
Supplemental Director Retirement Plan.   Eagle Savings Bank adopted a Supplemental Executive Retirement Plan effective as of January 1, 2010 (the “Director Plan”). Mr. Braun, Mr. Cagney, Mr. Dulle, Mr. Goetzman, Mr. Kehoe and Mr. Koester are participants in the Plan and each director entered into a participation agreement evidencing his and her participation in the plan. Under the Plan, which is a nonqualified deferred compensation plan subject to Section 409A of the Internal Revenue Code, the director is entitled to receive to $1,000 for each year of service payable for 5 years following a separation from service on or after age 70, with the benefit paid in monthly installments. The annual benefit is subject to a ten-year vesting schedule, with zero percent vesting in the first five years, 20% vesting after six years, and 20% thereafter for each additional year of service. If a director terminates employment prior to age 70 (other than due to disability or following a change in control), the director will be entitled to receive a lump sum payment equal to the vested accrued benefit liability (as defined in the Director Plan) within 90 days from the director’s separation from service. The agreement also provides a benefit in the event of the director’s death, disability or upon the occurrence of a change in control.

Proposal 2 — Approval of the Eagle Financial Bancorp, Inc.
2018 Equity Incentive Plan
The Board of Directors has adopted, subject to stockholder approval, the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”), to provide officers, employees and directors of Eagle Financial Bancorp, Inc. and Eagle Savings Bank with additional incentives to promote the growth and performance of Eagle Financial Bancorp, Inc. and Eagle Savings Bank. The Board of Directors and the Compensation Committee believe that the adoption of the 2018 Equity Incentive Plan is in the best interests of Eagle Financial Bancorp, Inc. and its stockholders as such plan will provide Eagle Savings Bank with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers, directors and other service providers to promote growth, improve performance and further align their interests with those of Eagle Financial Bancorp, Inc.’s stockholders through the ownership of additional common stock of Eagle Financial Bancorp, Inc.
Why We Are Seeking Approval of the 2018 Equity Incentive Plan
Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2018 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2018 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Eagle Financial Bancorp, Inc.
We completed our mutual-to-stock conversion and related public stock offering on July 20, 2017, raising approximately $15.7 million in gross proceeds. The substantial majority of financial institutions following their mutual-to-stock conversion transaction have adopted equity-based incentive plans. We note that our prospectus made clear that we intended to adopt an equity incentive plan, described the regulatory requirements applicable to such plan and we included the pro forma effect of awards made under such plan.
Highlights of the 2018 Equity Incentive Plan
•
Share Reserve and Terms Consistent with Industry Standards.   In determining the size and terms of the 2018 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion; and (2) applicable regulations related to the adoption of equity-incentive plans by converted financial institutions. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 10% of the number of shares of common stock sold in our offering, and the maximum number of shares of common stock that may be issued as restricted stock is 4% of the number of shares of common stock sold in our offering.

•
Minimum Vesting Periods for Awards.   Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2018 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the Plan. Unless the Compensation Committee specifies a different vesting schedule, awards will be granted with a vesting rate of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant.

•
Limits on Grants to Directors.   Each non-employee director who is in the service of Eagle Financial Bancorp, Inc. immediately following the 2018 annual stockholder meeting will automatically be granted 6,451 stock options, which represents 4% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 2,580 restricted stock awards, which represents 4% of the maximum number of restricted stock awards available for grant.

•
Limits on Grants to Employees.   The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 25% of the shares available for grant or award, respectively, under the 2018 Equity Incentive Plan.

•
Share Counting.   The 2018 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•
No Cash-Out or Repricing of Underwater Options.   The 2018 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•
No Single-Trigger Vesting.   The 2018 Equity Incentive Plan does not provide for vesting of stock options or restricted stock awards based solely on the occurrence of a change in control.

•
Awards Subject to Clawback.   Awards granted under the 2018 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

General
The following is a summary of the material features of the 2018 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2018 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2018 Equity Incentive Plan, the terms of the 2018 Equity Incentive Plan will control.
Subject to permitted adjustments for certain corporate transactions, the 2018 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 225,792 shares of Eagle Financial Bancorp, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of Eagle Financial Bancorp, Inc. common stock that may be issued under the 2018 Equity Incentive Plan pursuant to the exercise of stock options is 161,280 shares, and the maximum number of shares of Eagle Financial Bancorp, Inc. common stock that may be issued as restricted stock awards is 64,512 shares. These amounts represent 10% and 4%, respectively, of the shares of Eagle Financial Bancorp, Inc. common stock that were sold and contributed to the Eagle Savings Bank Charitable Foundation in connection with the mutual-to-stock conversion of Eagle Savings Bank and initial public offering of Eagle Financial Bancorp, Inc. that was consummated on July 20, 2017.
The 2018 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2018 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2018 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2018 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2018 Equity Incentive Plan and any award agreement. The 2018 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.
Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.
Eligibility
Each employee or director of Eagle Financial Bancorp, Inc. or any subsidiary is eligible to receive awards under the 2018 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards
The Committee may determine the type and terms and conditions of awards under the 2018 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or any combination thereof, as follows.
Stock Options.   A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2018 Equity Incentive Plan means the final sales price of Eagle Financial Bancorp, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if Eagle Financial Bancorp, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Eagle Financial Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.
Restricted Stock.   A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2018 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2018 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.
Limitations on Awards Under the 2018 Equity Incentive Plan
The following limits apply to awards under the 2018 Equity Incentive Plan:
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The maximum number of shares of common stock that may be available for awards under the 2018 Equity Incentive Plan is 225,792 shares, of which up to 161,280 shares of common stock may be delivered pursuant to the exercise of stock options and 64,512 shares of common stock may be issued pursuant to restricted stock awards.

•
The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 40,320 shares and 16,128 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards.

•
Each non-employee director who is in the service of Eagle Financial Bancorp, Inc. immediately following the 2018 annual stockholder meeting will automatically be granted 6,451 stock options,

which represents 4% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 2,580 restricted stock awards, which represents 4% of the maximum number of restricted stock awards available for grant.
•
The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards is 8,064 shares and 3,225 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards.

•
The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards is 48,384 shares and 19,350 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards.

In the event of a corporate transaction involving the stock of Eagle Financial Bancorp, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards, and the exercise price of stock options.
In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options and restricted stock awards.
Prohibition Against Repricing of Options.   The 2018 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.
Prohibition on Transfer.   Generally, all awards, except non-qualified stock options, granted under the 2018 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2018 Equity Incentive Plan upon the participant’s death.
Vesting of Awards
The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2018 Equity Incentive Plan must be granted with a vesting rate not exceeding 20% per year. If the vesting of an award under the 2018 Equity Incentive Plan is conditioned on the completion of a specified period of service with Eagle Financial Bancorp, Inc. or its subsidiaries, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Committee, including due to retirement.
Change in Control
Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock will become fully earned and vested immediately.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the 2018 Equity Incentive Plan or any award granted under the 2018 Equity Incentive Plan, provided that, except as provided in the 2018 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2018 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2018 Equity Incentive Plan (other than as provided in the 2018 Equity Incentive Plan), or materially modify the requirements for participation in the 2018 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2018 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2018 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2018 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Eagle Financial Bancorp, Inc.
Duration of Plan
The 2018 Equity Incentive Plan will become effective upon approval by the stockholders at the 2018 annual stockholder meeting. The 2018 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2018 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2018 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2018 Equity Incentive Plan. However, any termination of the 2018 Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2018 Equity Incentive Plan.
Non-Qualified Stock Options.   The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Eagle Financial Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Eagle Financial Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Eagle Financial Bancorp, Inc., Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Eagle Financial Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Eagle Financial Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Withholding of Taxes.   Eagle Financial Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not trigger adverse accounting consequences.
Change in Control.   Any acceleration of the vesting or payment of awards under the 2018 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Eagle Financial Bancorp, Inc. related to the awards.
Deduction Limits.   Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of  $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2018 Equity Incentive Plan will be counted toward the $1.0 million limit.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2018 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2018 Equity Incentive Plan. Eagle Financial Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Eagle Financial Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted to Non-Employee Directors
Each non-employee director who is in the service of Eagle Financial Bancorp, Inc. on the date of the 2018 annual stockholder meeting will automatically be granted the following stock options and restricted stock awards, as of the date of the 2018 annual stockholder meeting, provided that stockholders approve the 2018 Equity Incentive Plan:
Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($)(1)	Number of Awards
James W. Braun	41,280	2,580
Guy W. Cagney	41,280	2,580
Steven J. Dulle	41,280	2,580
Adam B. Goetzman	41,280	2,580
Steven C. Kehoe	41,280	2,580
Non-Employee Directors as a Group (5 persons)	206,400	12,900

(1)
Amounts are based on the fair market value of Eagle Financial Bancorp, Inc. common stock on July 26, 2018 of  $16.00 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of Eagle Financial Bancorp, Inc. common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Dollar Value ($)(1)	Number of Awards
James W. Braun	N/A	6,451
Guy W. Cagney	N/A	6,451
Steven J. Dulle	N/A	6,451
Adam B. Goetzman	N/A	6,451
Steven C. Kehoe	N/A	6,451
Non-Employee Directors as a Group (5 persons)	N/A	32,255

(1)
Amounts are not determinable, as the actual value of the stock options realized will depend on the extent to which the fair market value of Eagle Financial Bancorp, Inc. common stock exceeds the exercise price of the stock option on the date of exercise.

It is expected that the stock option and restricted stock awards will vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years. The exercise price of the stock options will equal the fair market value of Eagle Financial Bancorp, Inc. common stock on the actual date of grant. Notwithstanding the foregoing, these awards would vest upon death, disability or involuntary termination of employment following a change in control.
The Compensation Committee reviewed survey data regarding awards made to directors of other financial institutions that had undertaken a mutual-to-stock conversion and related stock offering. The Compensation Committee believes the proposed awards are reasonable and intended to align the economic interest of the directors with that of other stockholders, consistent with prevailing compensation practices in the competitive marketplace for similarly-situated financial institutions.

Any future grants to employees and directors under the 2018 Equity Incentive Plan will be determined in the discretion of the Compensation Committee.
Clawback Policy
The 2018 Equity Incentive Plan provides that if Eagle Financial Bancorp, Inc. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse Eagle Financial Bancorp, Inc. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2018 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.
Required Vote and Recommendation of the Board
In order to approve the 2018 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2018 EQUITY INCENTIVE PLAN

Proposal 3 — Ratification of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed BKD to be the Company’s independent registered public accounting firm for the year ending December 31, 2018, subject to ratification by shareholders. A representative of BKD expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of BKD is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.
Even if the selection of BKD is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of the Company and its shareholders.
The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2018.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD during the fiscal years ended December 31, 2017 and 2016, respectively.
	2017	2016
Audit Fees	$92,663	$48,500
Audit-Related Fees	$125,810	$—
Tax Fees	$19,400	$6,700
All Other Fees	$—	$—
Audit Fees.   The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with our engagement were $92,663 and $48,500 during the years ended December 31, 2017 and 2016, respectively.
Audit Related Fees.   During the year ended December 31, 2017 audit-related fees of  $125,810 were billed, all of which consisted of fees for services related to the mutual-to-stock conversion of Eagle Savings Bank and our stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter. During the year ended December 31, 2016, no audit-related fees were billed.
Tax Fees.   The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $19,400 and $6,700 during the years ended December 31, 2017 and 2016, respectively.
All Other Fees.   There were no other fees billed during the years ended December 31, 2017 and 2016, respectively.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the mutual-to-stock conversion of Eagle Savings Bank and our related stock offering, was compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services did not affect the independence of BKD, LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of BKD, LLP.

REPORT OF THE AUDIT COMMITTEE
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their consideration of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2017 and 2016 for filing with the SEC. The Audit Committee also has approved, subject to shareholder ratification, the selection of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
Audit Committee of the Board of Directors of
Eagle Financial Bancorp, Inc.
Steven C. Kehoe (Chair)
Steven J. Dulle
Adam B. Goetzman

Stock Ownership of Certain Beneficial Owners
The following table provides information as of July 2, 2018, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 1,612,808 shares of Company common stock issued and outstanding as of July 2, 2018.
Name and Address	Number of Shares Owned	Percent of Common Stock Owned
Eagle Savings Bank Employee Stock Ownership Plan Trust(1) Community Bank of Pleasant Hill, dba First Trust of MidAmerica 1901 Frederic Avenue, Suite 100 St. Joseph, Missouri 64501	129,024	8.0%

(1)
Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary duties, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. At July 2, 2018, 6,451 shares were allocated, and 122,573 shares were unallocated.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Eagle Financial common stock during the year ended December 31, 2017.
Transactions with Related Persons
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Eagle Savings Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2017, total outstanding loans to directors and executive officers totaled $23,000, with an additional $27,000 in available credit on such loans. At December 31, 2017, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Eagle Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2017, and were made in compliance with federal banking regulations.
Shareholder Communications
The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Eagle Financial Bancorp, Inc. 6415 Bridgetown Road, Cincinnati, Ohio, 45248. Communications to the Board of Directors should be in the care of Patricia L. Walter, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Adam B. Goetzman, the Chair of the Nominating and Corporate Governance Committee of the Board of Directors. It is in the discretion of the Nominating and Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.
Miscellaneous
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay Laurel Hill Advisory Group, LLC, a proxy solicitation firm, a fee of  $6,000 to assist the Company in soliciting proxies.
The Company’s Annual Report to Shareholders has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.
If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.
Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.
BY ORDER OF THE BOARD OF DIRECTORS
Patricia L. Walter
Corporate Secretary
Cincinnati, Ohio
August 8, 2018

Appendix A
EAGLE FINANCIAL BANCORP, INC.

2018 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL
Section 1.1 Purpose, Effective Date and Term.   The purpose of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Eagle Financial Bancorp, Inc. (the “Company”), and its Subsidiaries, including Eagle Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an incentive for them to remain in the service of the Company and the Bank. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2 Administration.   The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3 Participation.   Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4 Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1 General.   Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a) Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards.   A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule.
Section 2.2 Stock Options.
(a) Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b) Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.
(c) Method of Exercise.   Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(d) Prohibition of Cash Buy-Outs of Underwater Stock Options.   Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.
Section 2.3 Restricted Stock.
(a) Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant.

In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Eagle Financial Bancorp, Inc. dated [Date], made pursuant to the terms of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan, copies of which are on file at the executive offices of Eagle Financial Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b) Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i) Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.
(ii) Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.
(iii) Tender Offers and Merger Elections.   Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.
(iv) The conditions for grant or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.
Section 2.4 Vesting of Awards.   The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan awarded to an Employee shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant. Unless the Committee specifies a different vesting schedule at the time of grant, each Award granted to a Director shall fully vest on the one-year anniversary following the date on which the Award was granted. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.
Section 2.5 Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.6 Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.7. Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested shall expire and be forfeited.
(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option or Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.
ARTICLE 3 — SHARES SUBJECT TO PLAN
Section 3.1 Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2 Share Limitations.
(a) Share Reserve.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 225,792 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is One Hundred Sixty-One Thousand Two Hundred Eighty (161,280) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Sixty-Four Thousand Five Hundred Twelve (64,512) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b) Computation of Shares Available.   For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3 Limitations on Grants to Employees and Directors.
(a) Employee Awards.
(i) Stock Options — Employees.   The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be Forty Thousand Three Hundred Twenty (40,320) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(ii) Restricted Stock Awards — Employees.   The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be Sixteen Thousand One Hundred Twenty-Eight (16,128) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.

(b) Director Awards.
(i) Stock Options — Aggregate Limit.   Individual non-employee Directors may be granted Stock Options of up to Eight Thousand Sixty-Four (8,064) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to Forty-Eight Thousand Three Hundred Eighty-Four (48,384) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(ii) Restricted Stock Awards — Aggregate Limit.   Individual non-employee Directors may be granted Restricted Stock Awards of up to Three Thousand Two Hundred Twenty-Five (3,225) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to Nineteen Thousand Three Hundred Fifty (19,350) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.
(iii) Initial Grants to Non-Employee Directors.   Each non-employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date (the date of the 2018 Company annual stockholder meeting at which stockholders approve the Plan (“2018 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:
(A) Stock Options — Non-Employee Directors.   Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2018 Annual Meeting shall receive, on the Effective Date, a grant of Six Thousand Four Hundred Fifty-One (6,451) Stock Options, and this amount represents approximately four percent (4%) of the maximum number of shares of Stock that may be delivered as Stock Options under Section 3.2.
(B) Restricted Stock Awards — Non-Employee Directors.   Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2018 Annual Meeting shall receive, on the Effective Date, a grant of Two Thousand Five Hundred Eighty (2,580) shares of Restricted Stock, and this amount represents approximately four percent (4%) of the maximum number of shares of Stock that may be delivered as Restricted Stock Awards under Section 3.2.
(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.
Section 3.4 Corporate Transactions.
(a) General.   In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options or Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Merger in which Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5 Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a) Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b) Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1 Consequence of a Change in Control.   Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:
(a) At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall become fully earned and vested immediately.
Section 4.2 Definition of Change in Control.   For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:
(a) Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b) Acquisition of Significant Share Ownership:   A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c) Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d) Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 — COMMITTEE
Section 5.1 Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2 Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.4 (except to the extent permitted pursuant to Section 2.4 hereof).
(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c) The Committee will have the authority to define terms not otherwise defined herein.
(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
(f) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3 Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan; or (c) to the extent permitted by applicable law, the Board or Committee may also appoint a committee, composed of one or more senior executive officers of the Company, that may authorize Awards to Employees (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board or Committee and consistent with any limitations imposed by applicable law, the Committee or the Board. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4 Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1 General.   The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2 Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1 No Implied Rights.
(a) No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b) No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c) No Rights as a Stockholder.   Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability.   Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.
Section 7.3 Designation of Beneficiaries.   A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4 Non-Exclusivity.   Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5 Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b).   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7 Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8 Tax Withholding.   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option

(without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.
Section 7.9 Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10 Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11 Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12 No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13 Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15 Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16 Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17 Forfeiture Events.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.
Section 7.18 Automatic Exercise.   In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair

Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.
Section 7.19 Regulatory Requirements.   The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b) “Award” means any Stock Option or Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d) “Board” means the Board of Directors of the Company.
(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f) “Change in Control” has the meaning ascribed to it in Section 4.2.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i) “Committee” means the Committee acting under Article 5.
(j) “Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.
(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(l) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(m) [Reserved].
(n) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i) a material diminution in Participant’s base compensation;
(ii) a material diminution in Participant’s authority, duties or responsibilities;
(iii) a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(u) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(v) “ISO” has the meaning ascribed to it in Section 2.1(a).
(w) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(x) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(y) [Reserved].
(z) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(aa) [Reserved].
(bb) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).
(cc) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 70 as a Director). An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.
(dd) “SEC” means the United States Securities and Exchange Commission.
(ee) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(ff) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(gg) “Stock” means the common stock of the Company, $0.01 par value per share.
(hh) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(jj) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of  “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.
(kk) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) indications of time of day mean Eastern Time;
(f) “including” means “including, but not limited to”;
(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

REVOCABLE PROXY

EAGLE FINANCIAL BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

September 18, 2018
3:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of Eagle Financial Bancorp, Inc. (the “Company”), consisting of Steven J. Dulle and Steven C. Kehoe, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on September 18, 2018 at 3:00 p.m., local time, at the Western Hills Country Club, located at 5780 Cleves Warsaw Pike, Cincinnati, Ohio, 45233, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
1.
The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

James W. Braun and Adam B. Goetzman
FOR ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.
2.
The approval of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR ☐	AGAINST ☐	ABSTAIN ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the listed proposals. If other business is presented at the Annual Meeting, including whether or not to postpone or adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.
Date:	SIGNATURE OF SHAREHOLDER
SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials
The Company’s Proxy Statement, including the Notice of the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders are each available on the internet at: http://www.cstproxy.com/eaglesavings/2018.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[EAGLE FINANCIAL BANCORP, INC. LETTERHEAD]
Dear ESOP Participant:
I am forwarding you the attached green Vote Authorization Form to convey your voting instructions to First Bankers Trust Services (the “ESOP Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Eagle Financial Bancorp, Inc. (the “Company”) to be held on September 18, 2018. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
As a participant in the Eagle Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account. To direct the ESOP Trustee how to vote your shares of Company common stock, please complete and sign the attached green Vote Authorization Form and return it in the enclosed postage-paid envelope so that it is received (not post marked) no later than September 11, 2018. Vote Authorization Forms received after September 11, 2018 will not be counted. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Eagle Savings Bank.
The ESOP Trustee will vote the unallocated shares of Company common stock held in the ESOP Trust in a manner calculated to most accurately reflect the voting instructions received from ESOP participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended. If you do not direct the ESOP Trustee how to vote your shares of Company common stock, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.
Sincerely,
The Plan Administrator of
the Eagle Savings Bank Employee
Stock Ownership Plan

VOTE AUTHORIZATION FORM
EAGLE FINANCIAL BANCORP, INC. — ESOP
ANNUAL MEETING OF SHAREHOLDERS
September 18, 2018
3:00 p.m., Local Time

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Eagle Financial Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 18, 2018, at 3:00 p.m., local time, at the Western Hills Country Club, located at 5780 Cleves Warsaw Pike, Cincinnati, Ohio, 45233, and at any and all adjournments or postponements thereof, as follows:
1.
The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

James W. Braun and Adam B. Goetzman
FOR ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.
2.
The approval of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
The ratification of the appointment of BKD, LLP (“BKD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR ☐	AGAINST ☐	ABSTAIN ☐
If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Eagle Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.
If you do not return this form in a timely manner, shares representing your interest in such plan will be voted in a manner calculated to most accurately reflect the instructions the Trustee has received from participants regarding voting shares of allocated Company stock, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.
Date:	Participant sign above
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION
FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[EAGLE FINANCIAL BANCORP, INC. LETTERHEAD]
Dear 401(k) Plan Participant:
I am forwarding you the attached blue Vote Authorization Form to convey your voting instructions to First Bankers Trust Services (the “Employer Stock Fund Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Eagle Financial Bancorp, Inc. (the “Company”) to be held on September 18, 2018. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
As a holder of Company common stock in the Eagle Financial Stock Fund (the “Employer Stock Fund”) through the Eagle Savings Bank 401(k) Profit Sharing Plan, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of July 2, 2018, the record date for Shareholders entitled to vote at the Annual Meeting. To direct the Employer Stock Fund Trustee how to vote your shares held in the Employer Stock Fund, please complete and sign the attached blue Vote Authorization Form and return it in the enclosed postage-paid envelope so that it is received (not post marked) no later than September 11, 2018. Vote Authorization Forms received after September 11, 2018 will not be counted. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Eagle Savings Bank.
Shares of Company common stock held in the Employer Stock Fund for which no directions are given or for which timely instructions were not received will be voted by the Trustee as directed in the sole discretion of the Plan Administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.
Sincerely,
The Plan Administrator of
the Eagle Savings Bank 401(k) Profit Sharing Plan

VOTE AUTHORIZATION FORM
EAGLE FINANCIAL BANCORP, INC. — 401(K) PLAN
ANNUAL MEETING OF SHAREHOLDERS
September 18, 2018
3:00 p.m., Local Time

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Eagle Financial Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 18, 2018 at 3:00 p.m., local time, at the Western Hills Country Club, located at 5780 Cleves Warsaw Pike, Cincinnati, Ohio, 45233, and at any and all adjournments or postponements thereof, as follows:
1.
The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

James W. Braun and Adam B. Goetzman
FOR ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.
2.
The approval of the Eagle Financial Bancorp, Inc. 2018 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR ☐	AGAINST ☐	ABSTAIN ☐
If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting.
If you do not return this form in a timely manner, shares representing your interest in such plan will be voted by the Trustee as directed in the sole discretion of the Plan Administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.
Date:	Participant sign above
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.